                                                                    Exhibit 10.3

                               AGENCY AGREEMENT
                               ----------------

This Agency Agreement ("Agreement") is made effective as of June 10, 1998 by and between

                           EASTERN INVESTMENTS, LLC,

a Connecticut limited liability company having its principal offices at

       [  *  ]

(referred to in this Agreement as "PRINCIPAL"), and

                     PARADIGM ADVANCED TECHNOLOGIES, INC.,

a Delaware corporation having its principal place of business at

        One Concorde Gate, Suite 201, Toronto, Ontario, M3C 3N6, Canada

(referred to in this Agreement as "AGENT").

                                   RECITALS

WHEREAS, PRINCIPAL represents that it has the exclusive right in the Exclusive Field and the non-exclusive right in the Non-exclusive Field (both hereinafter defined) to grant licenses under United States Patent No. 5,043,736 issued on August 27, 1991 and Reexamination Certificate B1 5,043,736 issued on September 6, 1994 (collectively referred to, inter alia, in this Agreement as the "Patent");

WHEREAS, PRINCIPAL represents that it has or may acquire patent rights in the Exclusive Field and the Non-exclusive Field related to the subject matter of the Patent in certain foreign countries (collectively referred to in this Agreement as the "Foreign Patent Rights");

WHEREAS, PRINCIPAL to maximize the potential value of the Patent; desires to obtain the benefit of the marketing expertise, corporate goodwill, and financial resources possessed by the AGENT;

WHEREAS, in order to obtain this benefit, PRINCIPAL desires to appoint AGENT to act as its exclusive agent in the United States and in other countries if and when PRINCIPAL may have or acquire Foreign Patent Rights, to promote, market and negotiate additional sublicenses on behalf of PRINCIPAL;

WHEREAS, AGENT desires to obtain the benefit and income potential that are inherent in being the exclusive agent for licensing the products and services that are a primary part of its principal business;

WHEREAS, in order to obtain this benefit, AGENT desires to obtain the exclusive right to act as agent for PRINCIPAL under the terms and conditions hereinafter set forth;


1 of 20

*  Confidential portions omitted and filed separately with the Commission.

Now, therefore, in consideration of the mutual covenants and undertakings set out herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Definitions.

A. "Excluded Field" means any field of use for any system, product, process, method, machine, apparatus, manufacture or service covered by any claim of the Patent or Foreign Patents relating to criminal justice, penal systems, behavioral corrections, probation, parole, pretrial confinement, or court ordered uses, which system, product, process, method, machine, apparatus, manufacture or service may include, but is not limited to, locating, monitoring or tracking persons, vehicles (except vehicles used by law enforcement personnel), and other chattels.

B. "Non-exclusive Field" means any field of use for any system, product, process, method, machine, apparatus, manufacture or service covered by any claim of the Patent or Foreign Patents used by a law enforcement agency to track vehicles that are used by law enforcement personnel.

C. "Exclusive Field" means any field of use for any system, product, process, method, machine, apparatus, manufacture or service covered by any claim of the Patent or Foreign Patents not covered by the Excluded Field or the Non-exclusive Field.

D. "Licensed Product(s)" means products, systems, processes, machines, apparatus', manufactures and/or services covered by one or more of the claims of the Patent or Foreign Patents.

E. "Calendar Year" means the time period beginning on January 1 of any year and ending on December 31 of that same year.

F. "Unit" means each apparatus, machine or product as defined under "Exclusive Field and Non-exclusive Field."

G. "Monitoring" means monitoring, locating, tracking, providing of directions, emergency response services, and other services for a person or object equipped with a Unit from a remote location or as otherwise in accord with the terms of the Patent.

H. "End Use" means use by a person or other entity of a Unit so that the person, the person's or entity's chattel, or a chattel in the person's or entity's custody is monitored in accord with the terms of the Patent.

I.   "End User" means a person making End Use of a Unit.

J. "Conclude(d) Negotiations" means when AGENT negotiates a license agreement signed by the licensee and delivers it to PRINCIPAL whether or not PRINCIPAL then accepts the terms of such license agreement.

K.   "$"-All currency amounts herein are in United States Dollars ($).


2 of 20

*  Confidential portions omitted and filed separately with the Commission.

2.  Agency.

A. PRINCIPAL grants and AGENT hereby accepts from PRINCIPAL an Exclusive Agency to negotiate licenses on behalf of PRINCIPAL under the Patent, and any Foreign Patents, subject to Section 10B of this Agreement should they be issued, in the Exclusive Field and the Non-exclusive Field. In its Exclusive Agency capacity AGENT will identify and contact potential licensees in the Exclusive Field and the Non-exclusive Field as directed by PRINCIPAL in its reasonable discretion and negotiate suitable license terms on behalf of PRINCIPAL. It shall be PRINCIPAL's responsibility to identify potential licensees and notify AGENT of such. It shall be AGENT's duty to negotiate with potential licensees on behalf of PRINCIPAL and to notify PRINCIPAL of all parties whom AGENT contacts or with whom AGENT enters into negotiations with on a bimonthly basis. However, in accord with Section 10 below, if AGENT becomes aware of any potential licensees or infringers AGENT is required to notify PRINCIPAL. AGENT agrees to make reasonable efforts to negotiate licenses with terms and royalty provisions similar to those in the separate License Agreement between PRINCIPAL and AGENT or other licenses approved by PRINCIPAL. The final substance of such licenses shall be subject to the approval of PRINCIPAL in its reasonable discretion and the principal of all such licenses under this Agreement shall be PRINCIPAL. Under this Section 2, the AGENT is not granted any authority to bind PRINCIPAL to the terms of any license agreement with a potential licensee without the specific, express written approval of PRINCIPAL.

B. Under this Agreement, any licensing activities, or legal actions taken to enforce PRINCIPAL's rights against, among other things, patent infringement or breach of a license agreement or to settle or extinguish claims arising under such rights shall be at the sole and exclusive discretion of PRINCIPAL. However, under this Agency, AGENT shall act as a business and technical advisor to PRINCIPAL and shall participate in the proceeds resulting from such enforcement actions as specified in Section 2 hereof. In addition, and subject to Sections 2 and 10, AGENT agrees to reimburse PRINCIPAL within 30 days of being invoiced for all bona-fide third party costs of prosecution of Foreign Patent Rights, licensing negotiations, and enforcement including but not limited to legal fees for patent prosecution, licensing and litigation matters including but not limited to prosecution of infringers, defense of declaratory judgment actions, and representation in any reexamination proceedings. AGENT may reimburse PRINCIPAL for legal fees on a contingency basis if competent counsel can be retained on such terms, but shall reimburse PRINCIPAL for legal fees on an hourly basis if not. Under all circumstances, the final authority to decide as to the selection and retention of legal counsel for the prosecution and enforcement of the Patent, Foreign Patents and all licenses shall be retained by the PRINCIPAL.

C.
     (i)[*]

3 of 20

*  Confidential portions omitted and filed separately with the Commission.

AGENT agrees that initial pursuit of licensees must be evidenced at least by written correspondence showing notification to potential licensees of the desirability of a license and acknowledgment from the potential licensee. If the correspondence is not acknowledged, then attempted contact must be evidenced by proof of delivery or attempted delivery by Certified Mail or a comparable delivery means in the jurisdiction. Further, AGENT agrees that it will demonstrate reasonable pursuit of potential licensees until a license is signed or further negotiations are deemed futile in the reasonable discretion of PRINCIPAL. The general form of such contacts shall be at the direction of PRINCIPAL.

     (ii) [*]

     (iii) Notwithstanding anything herein contained, if PRINCIPAL and AGENT do not agree in writing in advance that: (a) the terms of a license or settlement offer are acceptable, (b) that litigation is reasonably required and prudent, or
(c) on the selection of counsel or course of prosecution, then either Party may give the other notice in writing that it intends to make the Agency non-exclusive if the Parties still do not agree within 30 days. If after 30 days the Parties still do not agree, then PRINCIPAL or AGENT may make the agency non-exclusive by written notice to the other, and in either case the Agency shall become non-exclusive.


4 of 20

*  Confidential portions omitted and filed separately with the Commission.

     (iv) [*] and AGENT shall be entitled to receive its compensation in accordance with Section 2G if PRINCIPAL enters into license agreements with those parties within 24 months of the Agency [*]

     (v) [*] AGENT is the first to commence discussions with a potential licensee that subsequently enters into a license agreement with PRINCIPAL [*] of when AGENT first contacted that potential licensee, then AGENT shall be entitled to its [*] fee regardless of who finalizes the license agreement with that licensee.

D. Renewal of the exclusivity of the Agency shall be automatic as provided in and subject to Section 2C and 7B above [*]

E. As compensation to Agent for its performance as Exclusive Agent, AGENT shall receive an agency fee of [*] of royalties collected by PRINCIPAL from all licenses, settlements or judgments executed [*] Compensation under this Section 2E to Agent shall be paid to AGENT on a monthly basis. [*] For purposes of calculating compensation to Agent under Section 2E and for this Agreement only, administrative costs of operating PRINCIPAL shall [*] any calendar year at the greater of [*] of all royalties, excluding Canada, collected by PRINCIPAL from licenses, settlements, or judgments arising from PRINCIPAL's Patent Rights or Foreign Patent Rights. [*]

F.   [*]

G.
     (i) [*]


5 of 20


*  Confidential portions omitted and filed separately with the Commission.

[*]

     (ii) [*]

H.
     (i) In consideration for the grant of Agency, AGENT shall pay PRINCIPAL:
[*] by wire transfer, or certified or bank check drawn on a U.S. bank and [*] shares of PARADIGM ADVANCED TECHNOLOGIES, Inc. (symbol PRAV on the over the counter market and hereinafter referred to as "PRAV") payable within five (5) days of endorsement of this Agreement. With the exception of transfers to related parties for no consideration, such as transfers to majority members or managers of PRINCIPAL, or gifts to family members of such transferees, PRINCIPAL agrees not to transfer more than 25,000 shares of PRAV per week for six-months from the date of this Agreement, but such limitation shall be cumulative so that shares not transferred in any week can be added to shares transferred in future weeks. AGENT covenants and warrants that the shares of PRAV transferred to PRINCIPAL will be freely transferable other than the explicit restrictions specified in this Section 2H and specifically that said shares will not be not subject to a mandatory holding period for privately issued stock. AGENT agrees to show proof of the transferability of said shares in accordance with the terms of Section 2H(iii) below. AGENT further covenants that if further shares of PRAV are issued, AGENT will deliver a sufficient number of freely transferable shares of PRAV to PRINCIPAL so that PRINCIPAL maintains at least the same fractional equity interest in PRAV as that represented by [*] shares of PRAV on April 24, 1998. The transferability of such additional shares shall be subject to SEC guidelines, and shall be done in accordance with the terms of Section 2H(iii) below. In determining whether the shares have been diluted in equity value, the fraction which must remain constant is that of [*] shares to the sum of the number of shares outstanding on April 24, 1998, plus PRINCIPAL's [*] shares, plus the number of options outstanding on April 24, 1998 that are subsequently exercised. AGENT represents that as of April 24, 1998 them were twenty-four million shares of PRAV outstanding and options for fifteen million shares of PRAV outstanding.

     (ii) As additional consideration for this Agency, AGENT shall reimburse PRINCIPAL for certain costs as specified in Sections 2B, 2C(ii), and 10B of this Agreement, but not for costs incurred prior to the date hereof.


6 of 20


*  Confidential portions omitted and filed separately with the Commission.

     (iii) AGENT represents and warrants that it shall have PRINCIPAL's shares of PRAV registered for resale with the Securities and Exchange Commission (SEC), and that AGENT shall undertake to do so in an expedient manner. Such undertakings shall include but not be limited to AGENT preparing the required registration statements and other required filings pertaining to this issuance of shares, and sending them to the SEC by overnight courier within seven (7) days of the effective date of this Agreement. AGENT shall send PRINCIPAL a copy of the registration, a copy of the airbill, and a letter from AGENT's legal counsel stating that the registration statements have been duly prepared and sent to the SEC. AGENT shall send to PRINCIPAL within two business days of receipt, copies of all correspondence and comments from the SEC pertaining to the registration of PRINCIPAL's shares and shall notify PRINCIPAL immediately when the registration is approved. AGENT shall respond to comments and correspondence from the SEC within five (5) business days of receipt and shall send AGENT a copy of those responses and proof of delivery by overnight courier.

     (iv) AGENT represents and warrants that PRINCIPAL's shares of PRAV are duly authorized, validly issued and non-assessable. AGENT further represents to PRINCIPAL that there are no outstanding orders against AGENT from the SEC that restrict or prevent AGENT from registering PRINCIPAL's shares of PRAV for resale.

I. AGENT recognizes, acknowledges and agrees that it has a fiduciary duty to PRINCIPAL and agrees to act in PRINCIPAL's best interest at all times.

J. PRINCIPAL and AGENT agree to respond in a timely manner to any request made by the other. When the request from AGENT is for approval or direction of PRINCIPAL, and such responses are not answered within ten business days, any delay beyond ten business days shall be added to AGENT's time to perform for that period in accordance with Section 2C(i) above. All written requests shall be responded to in writing. All verbal requests may be answered either verbally or in writing at the discretion of the responding party.

K. Notwithstanding anything else herein contained in this Agreement, the parties agree to act reasonably at all times between themselves and with all third parties in the exercise of any discretion, authority, or direction, action or inaction resulting from this Agreement. However, where PRINCIPAL has discretion with respect to enforcement or directing the enforcement of the Patent or Foreign Patents, the application of a standard of reasonableness to the exercise of discretion shall not be deemed to derogate any such discretion on the part of PRINCIPAL to select any reasonable option from among any of the possible reasonable options.

L. AGENT has the right and PRINCIPAL's consent to deal [ * ] with respect to any licensing arrangements it wishes to pursue within the Excluded Field.

M.   [ * ]

7 of 20


*  Confidential portions omitted and filed separately with the Commission.

3.  Sublicenses and Subagencies.

AGENT may not grant any licenses, sublicenses or subagencies under this Agreement.

4.  Accounting.

A.   Of AGENT
     AGENT shall provide to PRINCIPAL, within sixty (60) days after the end of each calendar quarter, a financial statement and balance sheet prepared by an accountant. Additionally, AGENT shall provide PRINCIPAL, within thirty (30) days after filing or completion with, (i) copies of any filings with the United States Securities and Exchange Commission or any comparable body or agency in any country other than the United States, (ii) copies of any other financial information or reports filed with any governmental agencies; and (iii) any audited financial statements, balance sheets or other records pertaining to AGENT. AGENT shall also provide PRINCIPAL, within thirty (30) days after filing or completion with, copies of any filings with the United States Internal Revenue Service or any comparable body or agency in any country other than the United States including but not limited to any tax related documents.

B.   Of PRINCIPAL
     (i) PRINCIPAL shall keep or cause to be kept, in accordance with generally accepted accounting principles, books, records and accounts covering its operations applicable to this Agreement and containing all information necessary for the accurate determination of amounts payable hereunder. PRINCIPAL also agrees to permit a certified public accountant or an authorized representative of AGENT who has a demonstrated knowledge of accounting principles (except an accountant or representative to whom PRINCIPAL has a reasonable objection) to inspect, at AGENT's expense, at reasonable intervals, upon five business days prior notice and during regular business hours, such books, records and accounts as may be necessary to determine the completeness and accuracy of reports required to be made hereunder.

     (ii) PRINCIPAL shall provide AGENT, during the period of Exclusive Agency and within sixty (60) days after the end of each calendar quarter, with lists of all licenses, settlements or judgments concluded including execution during the quarter. Additionally, regardless of the exclusivity or non-exclusivity of the Agency at the time, PRINCIPAL shall provide AGENT, within sixty (60) days after the end of each calendar quarter, with a list of all amounts received during the calendar quarter from all licenses, settlements or judgments executed during a prior period of Exclusive Agency and copies of all financial statements and reports from licensees that are reasonably necessary for determining amounts due under licenses negotiated by AGENT. Additionally, for a period of non-exclusivity, if any, of the Agency, PRINCIPAL shall provide AGENT, within sixty

8 of 20


*  Confidential portions omitted and filed separately with the Commission.

(60) days after the end of each calendar quarter, with a list of all amounts received during the calendar quarter from any licenses negotiated by AGENT during the calendar quarter. PRINCIPAL shall also provide AGENT, within one hundred twenty (120) days after the completion of each Calendar Year, an annual summary prepared by an independent accounting firm which at the time shall be used by PRINCIPAL. Preparation of this annual report shall be at the expense of PRINCIPAL if unaudited, and at the expense of AGENT, if AGENT requests an audited statement.

5.  Bankruptcy.

A. Subject to all applicable laws. PRINCIPAL may terminate this Agreement if, at any time, AGENT shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of AGENT or of its assets, or if AGENT proposes a written agreement of composition or extension of its debts, or if AGENT shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if AGENT shall propose or be a party to any dissolution or liquidation, or if AGENT shall make an assignment for the benefit of its creditors.

B. Subject to all applicable laws, if PRINCIPAL shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of PRINCIPAL or of its assets, or if PRINCIPAL proposes a written agreement of composition or extension of its debts, or if PRINCIPAL shall be served with an involuntary petition against it, filed in any insolvency proceeding, or if PRINCIPAL shall make an assignment for the benefit of its creditors, AGENT shall continue to be paid any compensation due to AGENT under this Agreement.

6.  Confidentiality.

A. This Agreement and all of its term and conditions shall be kept confidential by AGENT and PRINCIPAL, and with the exception of either party's legal and financial advisors shall not be disclosed without the prior written consent of the other party, except as provided herein or may be required by law or by order of a court. However, the parties may disclose the existence of this Exclusive Agency and the existence of the affiliation between PRINCIPAL and AGENT.

B. Financial information provided by PRINCIPAL under terms of Section 4B shall be kept confidential.

C. Notwithstanding Section 6A, AGENT may disclose this Agreement to its directors, influential shareholders, or potential shareholders other than potential licensees of PRINCIPAL provided AGENT obtains signed non-disclosure documents prior to any such disclosure on a form as approved in advance by PRINCIPAL in its reasonable discretion. AGENT shall provide PRINCIPAL with copies of all signed non-disclosure documents pertaining to this Agreement within 30 days of those documents being signed. Furthermore, if AGENT is required to do so AGENT may summarize the key terms of this Agreement for reporting purposes to the Securities and Exchange Commission (SEC).

9 of 20


*  Confidential portions omitted and filed separately with the Commission.

D. Notwithstanding Section 6A, PRINCIPAL may disclose this Agreement to others provided PRINCIPAL obtains non-disclosure documents on a form similar to the one used by AGENT in Section 6C above. PRINCIPAL shall provide AGENT with copies of all signed non-disclosure documents pertaining to this Agreement within 30 days of those documents being signed.

E. Subject to obtaining non-disclosure documents in accordance with Section 6C above, all information which AGENT learns regarding license terms, infringement, and the validity and enforceability of the Patent and Foreign Patent Rights shall be kept confidential except as authorized by PRINCIPAL in writing. PRINCIPAL hereby authorizes AGENT to disclose the terms of licenses to potential licensees if AGENT determines that such disclosure will assist AGENT in its license negotiations. However, AGENT may not disclose the terms of any licenses to other licensee(s) after such licensee(s) become licensed.

F. All information which PRINCIPAL learns regarding AGENT including but not limited to AGENT's business information, business plans and confidential information shall be kept confidential except as authorized by AGENT in writing.

G. Either party may terminate this Agreement if the other party violates the terms of this Section 6 by disclosing confidential information of a material nature.

H. This Section 6 shall survive the termination of exclusivity or non-exclusivity of the Agency and the termination of this Agreement.

7.  Term and Termination.

A. Except as otherwise specified herein, this Agreement shall be effective as of the date first set forth above and shall continue in effect until the expiration or lapsing of the Patent or any applicable Foreign Patent Rights, unless the Agreement is terminated in accordance with other express provisions hereof. PRINCIPAL's obligation to pay and account for amounts due to AGENT shall terminate at the later of the expiration or lapsing of the Patent, or any applicable Foreign Patent Rights, and the receipt of the last amounts receivable accrued under any applicable license, judgment or settlement.

B. Except as otherwise provided in this Agreement, PRINCIPAL may terminate this Agreement if AGENT commits a material breach of its obligations under this Agreement and fails to use its best efforts to cure such default or violation within 30 days after written notice from PRINCIPAL and does not so cure within 30 days after said notice. If such default or breach is not reasonably capable of being cured within 30 days, and AGENT demonstrates that AGENT is proceeding diligently to cure such default or breach, then AGENT shall have reasonable additional time to cure.

C. AGENT shall inform PRINCIPAL of any intention or plan to file a voluntary petition of bankruptcy, or another party's intention to file an involuntary petition of bankruptcy against AGENT, in writing at least one hundred (100) days prior to the filing of any such petition if permitted by law.


10 of 20


*  Confidential portions omitted and filed separately with the Commission.

Any such filing or failure to notify as contemplated herein shall not be considered a material default under this Agreement.

D. The foregoing notwithstanding, AGENT and PRINCIPAL acknowledge and agree that monetary damages for any breach or threat of breach of AGENT's or PRINCIPAL's obligations under Sections 6 and 11 would be inadequate compensation to the other for such breach or threat of breach and that PRINCIPAL or AGENT shall, therefore, be entitled to seek and obtain temporary and permanent injunctive relief for any breach or threat of breach of its obligations under Sections 6 and 11, without prejudice to any other right or remedy to which PRINCIPAL or AGENT may be entitled under law or equity and without providing the other party with the opportunity to cure within thirty (30) days as required under Section 7B above.

E. If this Agreement is terminated for any reason, under no circumstance will either party be bound by or liable or responsible for any obligation, commitment, indemnity, warranty or other agreement of the other party to or with any third party, nor will either party be liable or responsible for any act or failure to act of the other party.

F. Challenge by AGENT of the validity or enforceability of the Patent, or any Foreign Patent, in any proceeding including but not limited to court proceedings, administrative agency proceedings or arbitration, shall be considered a material breach of both this Agreement and AGENT's fiduciary duty and shall give PRINCIPAL the right to terminate this Agreement immediately upon written notification to AGENT.

G. If in PRINCIPAL's reasonable discretion, AGENT commits any act, either voluntary or involuntary, the results of which act either directly or indirectly place AGENT in a position where AGENT can no longer meet its fiduciary duties to PRINCIPAL, then PRINCIPAL may terminate this AGREEMENT subject to AGENT's right to cure in accordance with the terms of Section 7B above. Such acts may include but are not limited to a takeover of AGENT by a person or entity with adverse interests to PRINCIPAL, or a change in the management of AGENT which places persons which have interests adverse to PRINCIPAL in control of AGENT. Provided however that if such an act is involuntary on the part of AGENT and PRINCIPAL terminates this Agreement, AGENT's right to collect its compensation shall continue after termination of this Agreement.

H.   Transfer of Patent Rights or Interest in PRINCIPAL
     (i) PRINCIPAL may in its sole and absolute discretion sell or assign its interest in the Patent and Foreign Patent Rights. In the event that the buyer or assignee is a bona-fide unrelated third party and does not elect to assume the rights and obligations of PRINCIPAL to AGENT under this Agreement. PRINCIPAL may terminate this Agreement by notifying AGENT in writing and compensating AGENT as specified in Section 7H(iii). A sale or other disposition of a majority of the interest in PRINCIPAL to a party other than a bona-fide unrelated third party shall not give PRINCIPAL the right to terminate this Agreement.

     (ii) In the event that a bona-fide unrelated third party acquires or offers to purchase a majority of the interest in PRINCIPAL, PRINCIPAL shall have the right in its discretion to terminate this


11 of 20


*  Confidential portions omitted and filed separately with the Commission.

Agreement by notifying AGENT in writing and compensating AGENT as specified in
Section 7H(iii). An assignment of PRINCIPAL's interest in the Patent and Foreign Patent Rights to a party other than a bona-fide unrelated third party shall not give PRINCIPAL the right to terminate this Agreement.

     (iii) Compensation

     (a) If this Agreement terminates under Section 7H(i) or 7H(ii) and the Agency is exclusive at the time of the sale or assignment and:

          if the total consideration paid to PRINCIPAL or the transferors of
          majority interest in PRINCIPAL is less than [   *   ], AGENT shall be
          paid [   *   ] of such consideration; and

          if the total consideration paid to PRINCIPAL or the transferors of majority interest in PRINCIPAL is [ * ] or more, AGENT shall be paid the greater of: [ * ] or [ * ] of such consideration.

     (b) If this Agreement terminates under Section 7H(i) or 7H(ii) and the Agency [*] at the time of the sale or assignment and:

          if the total consideration paid to PRINCIPAL or the transferors of
          majority interest in PRINCIPAL is less than [   *   ], AGENT shall be
          paid [   *   ] of such consideration; and

          if the total consideration paid to PRINCIPAL or the transferors of
          majority interest in PRINCIPAL is [   *   ] or more, AGENT shall be
          paid the greater of:

               [   *   ] or [   *   ] of such consideration if there are
               [   *   ] or more licenses that were entered into during the
               period of AGENT's exclusivity;

               or

               [   *   ] or [   *   ] of such consideration if there are less
               than [   *   ] licenses that were entered into during the
               period of AGENT's exclusivity.

     (c) Payment shall be made at the time of closing. AGENT agrees to accept payment either in cash, or the equivalent cash value of any non-monetary consideration as of the date of closing; or in the same form of payment received by PRINCIPAL or the transferors of majority interest in PRINCIPAL, such determination to be in the sole discretion of PRINCIPAL. Payment shall include an adjustment for compensation already due to AGENT for any partial month under
Section 2E or 2G.

1. Agent's compensation shall survive the termination of this Agreement subject only to PRINCIPAL's right to offset any damages awarded in arbitration. Notwithstanding the above, if

12 of 20


*  Confidential portions omitted and filed separately with the Commission.

this Agreement is terminated because AGENT challenges the validity or enforceability of the Patent or Foreign Patents by way of court challenge or reexamination proceeding, or because it is determined in arbitration that AGENT has committed fraud or misrepresentation with the intent to commit fraud, gross negligence or an unconscionable act against PRINCIPAL, then AGENT's compensation shall terminate with the termination of this Agreement.

8. Effect of Waiver.

The failure by PRINCIPAL or AGENT to exercise any of its rights under this Agreement shall not be deemed to constitute waiver of any of such rights or of any other rights under this Agreement.

9. Representations and Warranties.

A. EACH PARTY WARRANTS TO THE OTHER THAT IT IS A CORPORATION, PARTNERSHIP, OR OTHER LAWFUL ENTITY DULY ORGANIZED AND IN GOOD STANDING UNDER THE LAWS OF ITS JURISDICTION; AND THAT IT HAS THE NECESSARY CORPORATE OR OTHER POWER AND AUTHORITY TO ENTER INTO AND PERFORM UNDER THIS AGREEMENT AND THAT THE PERSON SIGNING THIS AGREEMENT ON A PARTY'S BEHALF HAS THE AUTHORITY TO BIND THAT PARTY, AND THAT BY ENTERING INTO THIS AGREEMENT NEITHER PARTY IS ACTING IN VIOLATION OF ANY OUTSTANDING OBLIGATIONS, CONTRACT OR OTHER AGREEMENT THAT MAY BE OWED TO ANY THIRD PARTY.

B. OTHER THAN AS OTHERWISE STATED IN THIS AGREEMENT, PRINCIPAL MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES, EXPRESS OR IMPLIED, AND ASSUMES NO LIABILITIES OR RESPONSIBILITIES WITH RESPECT TO THE MANUFACTURE, USE, SALE, DISTRIBUTION OR OTHER DISPOSITION BY AGENT, ANY AFFILIATE, SUBAGENT, PURCHASER, TRANSFEREE, OR END USER OF LICENSED PRODUCTS OR ANYTHING COVERED BY ANY CLAIM OF THE PATENT. PRINCIPAL SHALL NOT ASSUME ANY LIABILITY RESULTING FROM ANY EXERCISE OF OR FAILURE TO EXERCISE RIGHTS GRANTED UNDER THIS AGREEMENT. PRINCIPAL SPECIFICALLY DOES NOT MAKE ANY WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER WITH RESPECT TO THE PATENT AND THE TECHNOLOGY AND SYSTEMS COVERED THEREBY. IN PARTICULAR, ANY AND ALL WARRANTIES
OF VALIDITY, ENFORCEABILITY, SCOPE, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND CONCERNING WHETHER OR NOT THE EXERCISE OF THE RIGHTS GRANTED UNDER THIS AGREEMENT WILL OR WILL NOT RESULT IN INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT, OR CAUSE DAMAGE, LOSS OR OTHER INJURY OR DISADVANTAGE ARE EXPRESSLY EXCLUDED.

C. NOTWITHSTANDING SECTION 9B ABOVE, PRINCIPAL REPRESENTS AND WARRANTS TO THE BEST OF ITS KNOWLEDGE THAT AS OF THE EFFECTIVE DATE OF THIS AGREEMENT THERE ARE NO PENDING OR CONTEMPLATED CHALLENGES

13 of 20


*  Confidential portions omitted and filed separately with the Commission.

OR PENDING OR CONTEMPLATED LITIGATIONS REGARDING THE VALIDITY OF THE PATENT OR FOREIGN PATENTS.

D. AGENT REPRESENTS THAT IT HAS RETAINED ITS OWN LEGAL COUNSEL TO ASSESS THIS AGREEMENT, THE PATENT AND/OR FOREIGN PATENTS INCLUDING SPECIFICALLY PATENT VALIDITY, SCOPE AND ENFORCEABILITY AND IS RELYING ON ITS OWN ASSESSMENTS OF SUCH AND THE ADVICE OF ITS OWN LEGAL COUNSEL AND HAS NOT RELIED ON REPRESENTATIONS FROM PRINCIPAL OR PRINCIPAL'S LEGAL COUNSEL WITH REGARD TO MATTERS OF LAW NOTWITHSTANDING ANY FACTUAL OR DOCUMENTARY DATA OR MATERIAL MADE AVAILABLE TO AGENT FOR USE IN MAKING ITS OWN DETERMINATIONS.

10. Prosecution and Infringement

A. Except as otherwise specified, nothing contained in this Agreement shall be construed as imposing on either party any obligation to file any patent application to secure any patent, to prosecute or maintain in force any patent application or patent or to seek reissue, reexamination, or an extension of any patent. PRINCIPAL agrees to insure that the maintenance fees on the Patent and all Foreign Patents are paid in a timely manner without any cost to AGENT.

B. Notwithstanding Section 10A above, to the extent that it is reasonably possible, in accord with Section 2B, if PRINCIPAL decides to pursue applications for Foreign Patent Rights in countries where a new application may still be made, or in countries where applications have lapsed and may be reinstated, then PRINCIPAL shall notify AGENT in writing of its intent. AGENT may, but shall not be obligated to assist PRINCIPAL and its counsel in pursuing applications for such Foreign Patent Rights and if AGENT elects to do so, AGENT shall reimburse PRINCIPAL for the cost of preparing and prosecuting such applications within 30 days of being invoiced by PRINCIPAL. If AGENT elects to participate in pursuing such Foreign Patent Rights, AGENT shall notify PRINCIPAL in writing within 30 days of receiving notice from PRINCIPAL. If AGENT elects to participate, participates through the completion of the process, and reimburses principal for the cost of prosecuting such Foreign Patent Rights, and such Foreign Patents issue, this Agreement shall apply to those Foreign Patent Rights and to licensing activities in those countries; however, AGENT's exclusive Agency for those Foreign Patents shall be for a period of at least two years from the time such Foreign Patents issue. However, if AGENT does not notify PRINCIPAL in writing within 30 days of receiving notice from PRINCIPAL, or if AGENT elects to participate, and does not participate through the completion of the process or does not reimburse PRINCIPAL for the cost of prosecuting such Foreign Patent Rights, then this Agreement shall not apply to those Foreign Patents if they issue, and AGENT shall have no rights to represent PRINCIPAL in those countries or collect compensation on licensing activities, settlements, and or judgements in those countries; however, it shall not be considered an act of default by AGENT under this Agreement. Notwithstanding, but subject to this Section 10B, AGENT hereby agrees to participate in the prosecution of patents in [*] and no further notice shall be required from either party with respect to these [*] applications [*].
14 of 2O


*  Confidential portions omitted and filed separately with the Commission.

C. AGENT and PRINCIPAL agree to assist, cooperate with and provide information and documents to each other in connection with any dispute regarding the validity, enforceability, scope or infringement of the Patent and any Foreign Patents.

D. AGENT agrees not to voluntarily assist, cooperate with or provide information and documents to third parties in connection with any dispute with third parties regarding the validity, enforceability, scope or infringement of the Patent or any Foreign Patents. Nothing in this paragraph is intended to prohibit or inhibit AGENT from complying with orders by courts of competent jurisdiction or in responding reasonably to any subpoena which AGENT reasonably believes to be in accordance with law. However, AGENT must give PRINCIPAL notice of any such orders of courts or subpoenas within [*] hours of their receipt exclusive of Saturdays, Sundays and United States or Canadian holidays, and allow PRINCIPAL the opportunity to file motions relating to such orders of courts or subpoenas prior to responding. Notwithstanding the above, if the hearing date for such court orders or subpoenas is within [*] days or less of receipt by AGENT, then notice must be provided to PRINCIPAL's legal counsel within [*] hours of receipt by AGENT, but notice to PRINCIPAL may be made within [*] hours as specified above.

E. If AGENT becomes aware of any infringement or potential infringement of the Patent or any Foreign Patents, whether in the Exclusive Field or Non-exclusive Field or Excluded Field, or becomes aware of any goods or activities which would be a potential infringement if the goods or products of the activities were imported into a jurisdiction in which they would be covered by the Patent or any Foreign Patents, AGENT will immediately notify PRINCIPAL in writing. If AGENT is threatened with any claim or suit or becomes the subject of any legal action challenging or concerning the Patent or any Foreign Patents or the making, using or selling of anything covered by any claim of the Patent or any Foreign Patents, AGENT will immediately notify PRINCIPAL in writing. AGENT agrees that PRINCIPAL is under no obligation to AGENT to institute suit against any infringer, or to defend any suit or action brought by a third party which challenges or concerns the validity or enforceability of the Patent. AGENT shall have no right to institute suit against any infringer or to defend any suit or action brought by a third party which challenges or concerns the validity or enforceability of the Patent or any Foreign Patents.

F. With respect to any suit or action relating to infringement, validity or enforceability of the Patent or any Foreign Patents. PRINCIPAL shall have the option, but is under no obligation, to bring or defend or to assume the prosecution or defense of such suit or action.

G. If required by law or if under the advice of PRINCIPAL's legal counsel it is in the best interest of PRINCIPAL, AGENT agrees to be joined as a named co-plaintiff or co-defendant in any suit or action involving the Patent or any Foreign Patents, and PRINCIPAL shall reimburse AGENT for AGENT's legal fees related to such suit or action.

H. PRINCIPAL shall have no obligation to institute or participate in any interference, opposition, re-examination or re-issue proceedings relating to the Patent or any Foreign Patents. AGENT shall not institute or participate in any interference, opposition, re-examination or re-issue proceedings relating to the Patent any Foreign Patents except as provided in Sections 2B and 10.

15 of 20


*  Confidential portions omitted and filed separately with the Commission.

I. [   *   ] and PRINCIPAL, PRINCIPAL agrees that it will undertake to defend any suit or action which challenges or concerns this Agreement, or the validity or enforceability of the Patent, provided that AGENT notifies PRINCIPAL in writing that it will reimburse PRINCIPAL for the costs of such defense, and PRINCIPAL agrees to maintain such defense provided that AGENT continues to reimburse PRINCIPAL for those expenses within 30 days of being invoiced by PRINCIPAL.

J. AGENT shall be under no obligation to reimburse PRINCIPAL for any costs incurred prior to the effective date of this Agreement; or subject to Section 2C(iii) from this date forward unless AGENT consents to such costs in writing in advance, which consent shall not be unreasonably withheld. Notwithstanding the above, AGENT agrees to reimburse PRINCIPAL for the legal cost incurred by PRINCIPAL in connection with the preparation of this Agreement and a separate license agreement between AGENT and PRINCIPAL, which collectively shall not exceed [*], and subject to Section 2C(ii) to reimburse PRINCIPAL for the cost of defending any court or administrative challenges to the Patent or Foreign Patents.

K. PRINCIPAL agrees not to sue AGENT for reasonable actions taken by AGENT if those actions were reasonably taken by AGENT under the direction or instruction of PRINCIPAL under this Agreement unless AGENT acts negligently or outside the scope of its authority.

11. Conformance with Applicable Laws.

AGENT and PRINCIPAL agree not to knowingly perform acts or execute contracts which jeopardize the enforceability of the Patent or the Foreign Patents under any law of the applicable jurisdiction. In addition AGENT and PRINCIPAL agree not to commit acts of fraud or misrepresentation with respect to PRINCIPAL or in activities on behalf of PRINCIPAL including but not limited to activities with regard to the Patent and any Foreign Patent Rights.

12. Assignability.

This Agreement, and the Agency granted herein, may not be assigned by AGENT without prior written approval of PRINCIPAL, such approval not to be withheld unreasonably. Subject to Section 7H hereof, PRINCIPAL has the absolute right to assign this Agreement and to assign its rights under this Agreement, in whole or in part, at any time without AGENT's consent. PRINCIPAL agrees to notify AGENT of the assignment but such notification is not a condition on assignability. AGENT shall have no right to object to the assignment. Unless this Agreement is terminated in accordance with Section 7H(i), prior to such assignment taking place PRINCIPAL agrees to obtain from assignee an undertaking to assume the obligations of PRINCIPAL to AGENT under this Agreement and shall deliver a copy of this undertaking to AGENT with the notice of assignment at the time of such assignment.

16 of 20


*  Confidential portions omitted and filed separately with the Commission.

13. Trademarks.

Except in connection with the negotiation of licenses by either party, nothing in this Agreement shall be construed as conferring upon either party the right or duty to include in advertising, packaging, or other commercial activity any reference to the other party, its trademarks, trade names, service marks, or other trade identity in any manner.

14. Right of PRINCIPAL to License.

Under this Agreement, PRINCIPAL retains the right to contact negotiate and enter into non-exclusive licenses with any and all other parties, including competitors of AGENT; however, subject to the termination of AGENT's exclusive rights as contemplated in Section 2, AGENT shall be entitled to its compensation on such licenses in accordance with the terms of this Agreement if PRINCIPAL enters into any such licenses when the Agency is non-exclusive. During the period of exclusivity, PRINCIPAL agrees not to interfere with AGENT's license negotiations unless requested to do so by AGENT. If PRINCIPAL meets or communicates with potential licensees at the request of AGENT, or after AGENT has notified PRINCIPAL of an impasse in negotiations, it shall not be considered an interference with AGENT's negotiations.

15. Retention of Counsel and Waiver of Conflicts.

A. [      *     ] shall at the discretion of PRINCIPAL continue to be legal counsel to PRINCIPAL for enforcing the patent, and enforcement will be conducted according to their recommendations. AGENT covenants to waive any conflicts of interest so that [*] can continue to represent PRINCIPAL and Paul Lagassey in the event of any disputes between PRINCIPAL and AGENT. Further, if PRINCIPAL retains other counsel in the future, AGENT covenants to waive any conflicts of interest in the same fashion as described in this Section 15A so that PRINCIPAL may retain the counsel of its choice.

B. AGENT waives any and all conflicts of interest that may arise from affiliation of members or managers of PRINCIPAL with AGENT as an officer or director of AGENT, or from participation by members or managers of PRINCIPAL in the business activities of AGENT. AGENT covenants that it will maintain, at its expense, director's liability insurance in an amount of at least $10 million on behalf of any manager, member or other party designated by PRINCIPAL to become a director of AGENT under Section 2F.

16. Notices.

Each party must immediately notify the other of any change of address. All notices, including notices of address change, required to be given hereunder must be in English and in writing and will be deemed to have been received upon the date of receipt after having been properly sent by U.S. Postal Service, Express Mail, or if sent from outside the United States, by Federal Express, DHL, or if neither of these is available, by another major courier service providing service to the United States

17 of 20


*  Confidential portions omitted and filed separately with the Commission.

with the capacity to track parcels and verify delivery. All notices shall be sent with the requirement that the carrier obtain the signature of the recipient. All notices shall be sent to the following addresses:

To PRINCIPAL:           [*]




with a copy to:         [*]



To AGENT:               Mr. David Kerzner
                        Paradigm Advanced Technologies, Inc.
                        One Concorde Gate, Suite 201
                        Toronto, Ontario, M3C 3N6, Canada

with a copy to:         [*]




17. Agency Solely as Detailed.

Except as specified in Section 2 herein, nothing contained in this Agreement shall be construed as making either party the partner, joint venturer, agent, or employer/employee of the other. Neither party shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other, except and unless as expressly and explicitly provided for herein or expressly and explicitly authorized in writing by the party to be bound.

18. Construction.

The parties agree that the validity, interpretation and enforcement of this Agreement shall be governed by and construed in accordance with the laws and public policies of the State of New York, United States that are applicable to contracts fully negotiated, made and performed in New York.

18 of 20


*  Confidential portions omitted and filed separately with the Commission.

AGENT further consents to the jurisdiction over it of the state and federal courts located in New York County, New York, United States for the purpose of resolving any disputes, claims or controversies arising out of or related to this Agreement. The parties agree that the captions are for the convenience of the parties and that they are not for use in construing or limiting the terms of the Agreement. The parties agree that enumerations of certain acts or omissions as material breaches are illustrative and not exclusive.

19. Severability.

Notwithstanding anything to the contrary in the Agreement, all provisions of this Agreement are hereby limited to the extent mandated by any applicable law, and shall only apply to and be effective where such provisions are legal and enforceable. If any provision or portion of this Agreement is determined by any court of competent jurisdiction to be invalid, illegal or unenforceable, and such determination shall become final, to that extent and within the jurisdiction in which it is invalid, illegal or unenforceable, such provision or portion shall be deemed to be severed and deleted herefrom and the remaining provisions shall survive and continue to be enforced so as to give effect to the intentions of the parties insofar as that is possible, as if this Agreement had been written without such provision.

20. Entire Agreement.

This written Agreement constitutes the entire understanding between the parties hereto relating to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements relating thereto. No variation or modification of this Agreement or waiver of any of the terms or provisions hereof shall be deemed valid unless in writing and signed by both parties hereto. This Agreement shall be binding on and inure to the benefit of the parties hereto, and as provided for herein, permitted agents, nominees, successors survivors and assigns.

21. Arbitration.

Except as otherwise provided herein, if there is a disagreement between the parties, or if either party is of the opinion that it has been dealt with unfairly or unreasonably, AGENT and PRINCIPAL agree to binding arbitration for resolution of these disputes if such disputes cannot be resolved between them within 30 days of one party notifying the other in writing that it intends to seek arbitration. Either party has the authority to initiate the arbitration process 30 days after such notice is given. PRINCIPAL's right to obtain temporary or permanent injunctive relief under Section 7D shall not be subject to arbitration; however, the final determination as to termination or monetary damages shall be subject to arbitration whether or not PRINCIPAL obtains such injunctive relief. There shall be no arbitration to determine whether a challenge by AGENT of the validity or enforceability of the Patent or Foreign Patents by way of court challenge or reexamination is a material breach of this Agreement in accord with Section 7F. All arbitration under this Agreement shall be conducted in accordance with the rules of the American Arbitration Association as then existing in New York, New York, and judgment upon the determination rendered may be entered in any court having jurisdiction. However, the


19 of 20


*  Confidential portions omitted and filed separately with the Commission.

arbitration panel shall be required to apply the law. If the dispute involves one party's decision to terminate this Agreement, such decision shall be stayed and have no effect pending determination of the matter as provided in this
Section 21.

22. Execution by Facsimile

A. PRINCIPAL and AGENT agree that subject to PRINCIPAL's receipt by wire transfer of the consideration specified in Section 2H(i) above, this Agreement may be transmitted between them by facsimile machine and the parties intend that a faxed Agreement containing either the original and/or copies of the signature of all parties shall constitute a binding Agreement.

B. This Agreement shall be binding on the parties only if AGENT delivers an executed copy of this Agreement and the consideration specified in Section 2H(i) above to PRINCIPAL prior to the termination of a separate agreement between the parties titled "Agreement for Extension of Period to Negotiate and Complete Due Diligence" (the "Extension Agreement") dated [*] and executed by the parties [*] which terminates at its earliest on [*] and at its latest on [*]. Receipt by PRINCIPAL of AGENT's consideration as specified in Section 2H(i) prior to termination of the Extension Agreement shall mean that AGENT has satisfied the provisions of this Section 21B.

AGREED TO AND ACCEPTED:

EASTERN INVESTMENTS, LLC           PARADIGM ADVANCED
                                   TECHNOLOGIES, INC.

By: [*]                            By: /s/David Kerzner 6/29/98
    -----------------------------      ------------------------
[*] Manager                        David Kerzner, President
  Duly Authorized                    Duly Authorized

20 of 20


*  Confidential portions omitted and filed separately with the Commission.

                     FOURTH AMENDMENT TO AGENCY AGREEMENT
                     ------------------------------------

This First Amendment to the Agency Agreement ("Agency Agreement") is made effective as of November 6, 1998 by and between

                           EASTERN INVESTMENTS, LLC,

a Connecticut limited liability company having its principal offices at

                                      [*]

(referred to in this Agreement as "PRINCIPAL"), and

                     PARADIGM ADVANCED TECHNOLOGIES, INC.,

a Delaware corporation having its principal place of business at

        One Concorde Gate, Suite 201, Toronto, Ontario, M3C 3N6, Canada

(referred to in this Agreement as "AGENT"),

                                   RECITALS

WHEREAS, PRINCIPAL and AGENT entered into an Agency Agreement with an effective date of June 10, 1998 and an execution date of June 29, 1998;

WHEREAS, PRINCIPAL and AGENT signed a First Amendment to the Agency Agreement dated October 10th, 1998;

WHEREAS, PRINCIPAL and AGENT now desire to amend that Agency Agreement to make technical corrections to the Agency Agreement and the First Amendment;

Now, therefore, the parties hereto agree as follows:

Section 16A - Notices.

The language in Section 16A as amended in the First Amendment is deleted and replaced with the following language:

"A. Each party must immediately notify the other of any change of address. All notices, including notices of address change and facsimile number, required to be given hereunder must be in English and in writing and will be deemed to have been received upon the date of receipt after having been properly sent by U.S. Postal Service, Express Mail, or if sent to a location outside of the United States or from outside of the United States, by Federal Express, DHL, or if neither of these is available, by another major courier service providing service to or from the United States with the capacity to track parcels."

*   Confidential portions omitted and filed separately with the Commission.

Section 16C - Notices

The last paragraph of Section 16C is replaced with the following, the effect being to [*]

"with a copy to: [*]

Execution by Facsimile

The parties agree that this Amendment may be transmitted between them by facsimile machine and the parties intend that a faxed copy of this Amendment containing either the original and/or copies of the signature of all parties shall constitute a binding Amendment.

AGREED TO AND ACCEPTED:

EASTERN INVESTMENTS, LLC             PARADIGM                 ADVANCED
                                     TECHNOLOGIES, INC.

By: [*]                  1/20/00     By: /s/ David Kerzner 1/20/00
    ----------------------------         -------------------------
    [*]                , Manager         David Kerzner, President
    Duly Authorized                      Duly Authorized

*   Confidential portions omitted and filed separately with the Commission.

                      FIRST AMENDMENT TO AGENCY AGREEMENT
                      -----------------------------------

This First Amendment to the Agency Agreement ("Agency Agreement") is made effective as of October 10, 1998 by and between

                           EASTERN INVESTMENTS, LLC,

a Connecticut limited liability company having its principal offices at

                                      [*]

(referred to in this Agreement as "PRINCIPAL"), and

                     PARADIGM ADVANCED TECHNOLOGIES, INC.,

a Delaware corporation having its principal place of business at

        One Concorde Gate, Suite 201, Toronto, Ontario, M3C 3N6, Canada

(referred to in this Agreement as "AGENT").

                                   RECITALS

WHEREAS, PRINCIPAL and AGENT entered into an Agency Agreement with an effective date of June 10, 1998 and an execution date of June 29, 1998;

WHEREAS, PRINCIPAL and AGENT now desire to amend that Agency Agreement;

Now, therefore, the parties hereto agree as follows:

Section 15, [*]

Section 16 - Notices.

The language in Section 16 is deleted and replaced with the following:


* Confidential portions omitted and filed separately with the Commission.

"A. Each party must immediately notify the other of any change of address. All notices, including notices of address change and facsimile number, required to be given hereunder must be in English and in writing and will be deemed to have been received upon the date of receipt after having been properly sent by U.S. Postal Service, Express Mail, or if sent from outside the United States, by Federal Express, DHL, or if neither of these is available, by another major courier service providing service to the United States with the capacity to track parcels.

B. Notwithstanding the above Section 17A, and except for notices required under
Section 11C of this Agreement, all notices may be sent by facsimile transmission or as proscribed in Section 17A above. Any notices that are sent by facsimile transmission will be deemed to have been received upon the date of receipt if the receiving party acknowledges the notice by signing the final page of the notice and initialing a copy of all other pages and sending a copy of the notice back to the sending party by facsimile transmission. If notice is sent and acknowledged as proscribed in this Section 17B, the receiving party shall accept responsibility for sending a copy of the notice to its counsel, and the sending party shall be relieved of that obligation. If the notice is not acknowledged by the receiving party, then the sending party must send the notice as proscribed in Section 17A above in order for the notice to be deemed validly sent.

C. All notices shall be sent to the following addresses or facsimile numbers:

To LICENSOR:       [*]

with a copy to:    [*]

To LICENSEE:       Mr. David Kerzner
                   Paradigm Advanced Technologies, Inc.
                   One Concorde Gate, Suite 201
                   Toronto, Ontario, M3C 3N6, Canada
                   Facsimile Number: 416-447-3974

with a copy to:    [*]



* Confidential portions omitted and filed separately with the Commission.

Execution by Facsimile

The parties agree that this Amendment may be transmitted between them by facsimile machine and the parties intend that a faxed copy of this Amendment containing either the original and/or copies of the signature of all parties shall constitute a binding Amendment.

AGREED TO AND ACCEPTED:

EASTERN INVESTMENTS, LLC            PARADIGM ADVANCED
                                    TECHNOLOGIES, INC.

By: [*]                 1/20/99    By: /s/David Kerzner 1/20/99
    ---------------------------        ------------------------
    [*]               Manager          David Kerzner, President
    Duty Authorized                    Duly Authorized



* Confidential portions omitted and filed separately with the Commission.

             AMENDMENT TO AGENCY AGREEMENT DATED JANUARY 15, 1999
             ----------------------------------------------------

This Amendment to the Agency Agreement ("Agency Agreement") is made effective as of January 15, 1999 by and between

                           EASTERN INVESTMENTS, LLC.

a Connecticut limited liability company having its principal offices at

                                      [*]

(referred to in this Agreement as "PRINCIPAL"), and

                     PARADIGM ADVANCED TECHNOLOGIES, INC.,

a Delaware corporation having its principal place of business at

        One Concorde Gate, Suite 201, Toronto, Ontario, M3C 3N6, Canada

(referred to in this Agreement as "AGENT").

                                   RECITALS

WHEREAS, PRINCIPAL and AGENT entered into an Agency Agreement with an effective date of June 10, 1998 and an execution date of June 29, 1998;

WHEREAS, PRINCIPAL and AGENT now desire to amend that Agency Agreement with respect to the Canadian Patent and Canadian companies;

Now, therefore, the parties hereto agree as follows:

Clarification

The term Foreign Patents Rights applies to the [*]
[*]             . Therefore, licensing activities under the [*] including legal
actions to enforce [*]                 shall be done by Principal and AGENT
shall reimburse PRINCIPAL for those costs in accordance with Section 2B hereof.

The existing Section 2E becomes Section 2E(i).

A new Section 2E(ii) is added as follows:

(ii) Effective when and if [*] issues, and regardless of whether or not AGENT's
[*]                                               , AGENT shall be granted
additional[*]                        , and AGENT's compensation for licenses,
settlements and judgements with [*]                     shall be as follows:

(a) AGENTS compensation in [*]                 of all amounts collected by
    PRINCIPAL from all licenses, settlements or judgments executed with
    [*]                                       , and [*]           be based on
    the gross royalties collected by PRINCIPAL before [*]                .


(b) Effective on the date that the [*]                   , AGENTS compensation
    for its past performance as


* Confidential portions omitted and filed separately with the Commission.

    Exclusive Agent [*] shall be increased [*] of royalties collected by PRINCIPAL from existing licenses with [*], and the [*] shall be based on the gross royalties collected by PRINCIPAL [*].

(c) [*]

(d) [*] issues AGENT shall be entitled to its fee of [*] on any licenses entered into by PRINCIPAL with any [*] which enters the market with Licensed Product(s) if such license is entered into within [*] years from the date that either PRINCIPAL or AGENT become aware of such [*] entering into the market with Licensed Product(s). PRINCIPAL and AGENT agree to notify each other as soon as reasonably practicable when they become aware of [*] that are potential licensees.

The following is added to the end of Section 14

    [*]

Section 2C - [*]

Section 2C - New Effective Start Date

[*]

Execution by Facsimile

The parties agree that this Amendment may be transmitted between them by facsimile machine and the parties intend that a faxed copy of this Amendment containing either the original and/or copies of the signature of all parties shall constitute a binding Amendment. This Amendment to the Agency Agreement replaces the Amendment to the Agency Agreement with an effective date of December 31, 1998 which was signed by the parties in error on January 20, 1999.

AGREED TO AND ACCEPTED:

EASTERN INVESTMENTS, LLC                PARADIGM ADVANCED
                                        TECHNOLOGIES, INC.


By:         [*]          1/22/99        By: /s/David Kerzner  1/22/99
    ----------------------------            -------------------------
            [*]      , Manager               David Kerzner, President
    Duly Authorized                         Duly Authorized


*   Confidential portions omitted and filed separately with the Commission.

                        AMENDMENT TO AGENCY AGREEMENT
                        -----------------------------

This Agreement is made effective as of February 9, 2000 by and between

                          EASTERN INVESTMENTS, LLC,

a Connecticut limited liability company having its principal offices at

                                      [*]

(referred to in this Agreement as "PRINCIPAL"), and

                     PARADIGM ADVANCED TECHNOLOGIES, INC.,

a Delaware corporation having its principal place of business at

        One Concorde Gate, Suite 201, Toronto, Ontario, M3C 3N6, Canada

(referred to in this Agreement as "AGENT").

                                   RECITALS

WHEREAS, PRINCIPAL and AGENT entered into an Agency Agreement with an effective date of June 10, 1998 and an execution date of June 29, 1998;

WHEREAS, PRINCIPAL and AGENT now desire to amend that Agency Agreement with respect to notice provisions contained in Section 16;

Now, therefore, the parties hereto agree as follows:

1. With the exception of notices required under Section 10D of the Agency Agreement, PRINCIPAL waives the requirement that AGENT send a copy of notices to PRINCIPAL's counsel, and PRINCIPAL hereby accepts responsibility for delivering a copy of all notices from AGENT to its counsel.

2. AGENT waives the requirement that PRINCIPAL send a copy of notices to AGENT's counsel, and AGENT hereby accepts responsibility for delivering a copy of all notices from PRINCIPAL to its counsel.

3. A technical correction is made to the First Amendment to the Agency Agreement dated October 10, 1998 and executed an January 20, 1999. On page 2, in the first line of Section 16B, the reference to Section 17A is corrected to read Section 16A, and the reference to Section 11C is corrected to read Section 10C.

The parties agree that this Agreement may be transmitted between them by facsimile machine and the parties intend that a faxed copy of this Amendment Agreement containing either the original and/or copies of the signature of all parties shall constitute a binding Agreement.

AGREED TO AND ACCEPTED:

EASTERN INVESTMENTS, LLC             PARADIGM ADVANCED TECHNOLOGIES, INC.

By: /s/ [*]                           By: /s/David Kerzner
    -------------------------             ------------------------
    [*], Manager                          David Kerzner, President
    Duly Authorized                       Duly Authorized

*  Confidential portions omitted and filed separately with the Commission.

                                  AGREEMENT
                                  ---------

This Agreement is made effective as of December 9, 1999 by and between

                           EASTERN INVESTMENTS, LLC,

a Connecticut limited liability company having its principal offices at

        [*]

(referred to in this Agreement as "PRINCIPAL"), and

                     PARADIGM ADVANCED TECHNOLOGIES, INC.,

a Delaware corporation having its principal place of business at

        One Concorde Gate, Suite 201, Toronto, Ontario, M3C 3N6, Canada

(referred to in this Agreement as "AGENT").

                                   RECITALS

WHEREAS, PRINCIPAL and AGENT entered into an Agency Agreement with an effective date of June 10, 1998 and an execution date of June 29, 1998;

WHEREAS, PRINCIPAL and AGENT now desire to amend that Agency Agreement with respect to the requirement that AGENT have PRINCIPAL's shares of Paradigm Advanced Technologies, Inc. (PRAV) stock registered for resale;

Now, therefore, the parties hereto agree as follows:

1. As compensation to PRINCIPAL for AGENT not registering PRINCIPAL's shares in PRAV for resale in accordance with the terms of the Agency Agreement, AGENT shall pay PRINCIPAL the following:

 .    On or before February 29, 2000, AGENT shall issue and deliver to [*]

 .    A cash payment of [*] to be paid on or before December 31, 1999; or a cash payment of [*] to be paid on or before February 15, 2000 by wire transfer in accordance with the wiring instructions effective December 6, 1999.

*  Confidential portions omitted and filed separately with the Commission.

2. For purposes of meeting the requirements of Section 2H(i) of the Agency Agreement, AGENT shall provide PRINCIPAL with an accounting of outstanding shares and options on or before February 29, 2000, and on a semi-annual basis thereafter on December 31, and June 30 of each year, and shall deliver the appropriate number of shares to PRINCIPAL as required by Section 2H(i) on or before March 15, 2000, and within 30 days of the end of each semi-annual period thereafter.

3. Upon timely receipt by PRINCIPAL of both the stock in PRAV and cash as stated in Section 1 above, the requirements of Section 2H(iii) of the Agency Agreement shall be deleted from the Agency Agreement, and AGENT shall be in good standing and no longer be considered in default for not registering PRINCIPAL's stock in accordance with the requirements of the Agency Agreement. However, if at any time in the future AGENT proceeds with the registration of PRAV stock, PRINCIPAL's shares shall be included in such registration statement(s).

4. AGENT shall use reasonable efforts to update and keep up to date its quarterly and annual filings with the Securities & Exchange Commission (SEC). If AGENT does not do so, then AGENT shall pay to PRINCIPAL the following:

 .    PRINCIPAL shall be issued an additional [*] shares of freely tradable stock in PRAV if AGENTS filings with the SEC are not up to date as of January 31, 2000 due and payable on or before February 29, 2000.

 .    PRINCIPAL shall be issued an additional [*] shares of freely tradable stock in PRAV if AGENTS filings with the SEC are not up to date as of April 30, 2000 due and payable on or before May 31, 2000.

 .    PRINCIPAL shall be issued an additional [*] shares of freely tradable stock in PRAV if AGENTS filings with the SEC are not up to date as of July 31, 2000 due and payable on or before August 31, 2000.

The filing date as posted on the SEC EDGAR database shall be used for purposes of determining when required reports were filed and whether or not quarterly, annual and other required filings are up to date.

5. The parties agree that this Agreement may be transmitted between them by facsimile machine and the parties intend that a faxed copy of this Agreement containing either the original and/or copies of the signature of all parties shall constitute a binding Agreement.

AGREED TO AND ACCEPTED:

EASTERN INVESTMENTS, LLC               PARADIGM ADVANCED
                                       TECHNOLOGIES, INC.

By:[*]                                   By:/s/David Kerzner
   -------------------------              ----------------------
   [*] Manager                              David Kerzner, President
   Duly Authorized                          Duly Authorized

*  Confidential portions omitted and filed separately with the Commission.